EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We consent to the incorporation by reference in this Annual Report on Form 10-KSB of Beverly National Corporation of our report dated January 12, 1998.

                                     /s/ Shatswell, MacLeod & Company, P.C.
                                       ------------------------------------
                                        Shatswell, MacLeod & Company, P.C.

West Peabody, Massachusetts
March 20, 1998